SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report:  February 21, 1996

(Date of earliest event reported)
Commission File No. 33-68032

_The_Prudential_Home_Mortgage_Securities_Company,_Inc._______

________Delaware_________    _____________43-1490160_______________
(State of Incorporation)       (I.R.S. Employer Identification No.)

5325_Spectrum_Drive,_Frederick,_Maryland__    _______21701__________
Address of principal executive offices             (Zip Code)

_______(301)_846-8199_______________________________________
______Registrant's_Telephone_Number,_including_area_code____

_____________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.    Other_Events

     On February 21, 1996, The Prudential Home Mortgage Securities Company, Inc., a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1994-29, Class A-8 (the "Offered Certificates"). The Offered Certificates, together with the other Subclasses of Class A Certificates (designated as the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-R), Class AP, Class B and the Class M Certificates were originally issued on September 29, 1994 pursuant to a Pooling and Servicing Agreement, dated as of September 29, 1994 (the "Pooling and Servicing Agreement"), among the Registrant, The Prudential Home Mortgage Company, Inc., as servicer, and First Trust National Association, as trustee. The Pooling and Servicing Agreement was amended by Amendment No. 1 dated as of December 1, 1994, further amended by Amendment No. 2 dated as of February 17, 1995 and further amended by Amendment No. 3 dated as of February 21, 1996 (the "Amendment"), a copy of which Amendment is filed as an exhibit hereto. The primary purpose of the Amendment was to remove certain transfer restrictions on the Offered Certificates and to change the minimum denominations in which such Offered Certificates could be issued.

     Interest on the Offered Certificates is distributed on each Distribution Date (as defined in the Pooling and Servicing Agreement). The Offered Certificates had no principal balance. Distributions of interest on any Distribution Date are made to the extent that the Pool Distribution Amount (as defined in the Pooling and Servicing Agreement) is sufficient therefor.

ITEM 7.      Financial_Statements_and_Exhibits

                      (c) Exhibits

Item 601(a)
of Regulation S-K

Exhibit_No.       Description
   (EX-4)         Amendment No. 3 to the Pooling and Servicing Agreement dated as of February 21, 1996, among The Prudential Home Mortgage
                  Securities Company, Inc., The Prudential Home Mortgage
                  Company, Inc., and First Trust National Association, as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    THE PRUDENTIAL HOME MORTGAGE
                        SECURITIES COMPANY, INC.

February 21, 1996

                    By:____/s/_M._Kathryn_Gray__________________
                        M. Kathryn Gray
                        Vice President

INDEX_TO_EXHIBITS

Exhibit_No.    Description                                    Paper_(P)
                                                      or_Electronic_(E)
                                                                     E
  (EX-4)       Amendment No. 3 to the Pooling and Servicing
               Agreement dated as of February 21, 1996 among The Prudential Home Mortgage Securities Company,
               Inc., The Prudential Home Mortgage Company,
               Inc., and First Trust National Association, as trustee.